UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2022

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of registrants’ principal executive offices)	(Zip Code)
(318)
388-9000
(Registrants’ telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone nu mber, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if any registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2022, Lumen Technologies, Inc. (the “Company”) announced that Kate Johnson would succeed Jeffrey K. Storey as President and Chief Executive Officer of the Company and its principal subsidiaries and as a director on the Company’s Board of Directors (the “Board”), expected to be effective as of November 7, 2022 (such effective date, the “Transition Date”).
Since 2020, Ms. Johnson, age 54, has served on the board of directors of United Parcel Service, Inc., a global package delivery and supply chain management company (NYSE: UPS). From 2017 until 2021, Ms. Johnson served as President of Microsoft U.S., a division of Microsoft Corporation, a global technology company (NASDAQ: MSFT), where she was responsible for Microsoft’s domestic activities, including growing its solutions, services, and support revenues. Prior to Microsoft, she held various senior positions with General Electric Company (NYSE: GE), including Executive Vice President and Chief Commercial Officer GE Digital from 2016 to 2017, Chief Executive Officer GE Intelligent Platforms Software from 2015 to 2016 and Vice President and Chief Commercial Officer from 2013 to 2015. Prior to General Electric, she held various senior leadership roles at Oracle Corporation and various roles at Red Hat, Inc., UBS Investment Bank and Deloitte Consulting.
In consideration of Ms. Johnson’s anticipated appointment, the Human Resources and Compensation Committee (the “Committee”) of the Board has approved a compensation package to be effective upon the Transition Date, which includes an annual base salary of $1,200,000, a target annual short-term incentive opportunity of $2,400,000 (to be pro-rated
for 2022) and a target annual long-term incentive opportunity of $14,250,000 on the same terms as grants to the Company’s other executive officers (with an initial award pro-rated
for 2022, as described below). In addition, the Committee approved, effective on the Transition Date, (i) a sign-on
cash bonus award of $1,000,000, subject to a
two-year
“clawback” feature, (ii) a
sign-on
equity award of $1,000,000 of time-based restricted stock, all of which will vest on the first anniversary of the grant date, subject to continued service and other customary terms, and which will be subject to a one-year
“clawback” feature following the vesting date, (iii) a
pro-rated
long-term incentive award for 2022 of $2,375,000 of time-based restricted stock, which will vest in equal installments on the first three anniversaries of the grant date, subject to continued service and other customary terms, and (iv) certain other benefits specified in Sections 6, 8 and 9 of Ms. Johnson’s offer letter dated September 12, 2022 (the “Offer Letter”). Effective on the Transition Date, the Company and Ms. Johnson intend to enter into a change of control agreement on the terms specified in Section 12 of the Offer Letter. Effective on the Transition Date, Ms. Johnson will also be entitled to receive all severance, relocation and other benefits afforded to the Company’s executive officers, as described in our periodic reports previously filed with the U.S. Securities and Exchange Commission.
Mr. Storey will resign as a member of the Board on the Transition Date, but will remain employed by the Company as its Senior Advisor to the Board and CEO from the Transition Date until December 31, 2022 (the “Transition Period”), after which he will retire from all remaining positions held with the Company and from substantially all remaining positions held with the Company’s subsidiaries. Substantially in accordance with Mr. Storey’s 2018 offer letter, Mr. Storey will continue to receive compensation at his current rate and benefits during the Transition Period. Additionally, in connection with Mr. Storey’s retirement following the Transition Period, the Committee approved (i) a retirement gift to Mr. Storey of art work currently in his office, which has recently been appraised at $20,000, and (ii) the extension of COBRA benefits for an additional 11 months beyond the plan maximum of 18 months of coverage, during which period Mr. Storey will pay the COBRA premiums. All other benefits, including the acceleration of outstanding equity awards, will be paid in accordance with Mr. Storey’s 2018 offer letter.
The foregoing description of the chief executive officer transition and compensation arrangements of Ms. Johnson and Mr. Storey do not purport to be complete and is qualified in its entirety by reference to (i) Ms. Johnson’s Offer Letter, a copy of which is filed as Exhibit 10.1 to, and is incorporated by reference into, this Current Report on Form
8-K,
(ii) the change of control agreement between the Company and Ms. Johnson, which the Company intends to file following the Transition Date as an exhibit to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2022, and (iii) the Company’s press release issued on September 13, 2022, which is filed as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form
8-K.
Forward Looking Statements
Except for the historical and factual information contained herein, the matters set forth in this Current Report on Form
8-K,
including statements regarding the impact of the proposed transition and other statements identified by words such as “will,” “estimates,” “expects,” “projects,” “plans,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control, including the completion of transition planning and the documentation of the above-described arrangements. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. You should not place undue reliance on these forward looking statements, which speak only as of the date of this Current Report on Form
8-K.
Unless legally required, we undertake no obligation and expressly disclaims any such obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with this Current Report on Form
8-K:

Exhibit No.	Description

10.1	Offer Letter between Lumen Technologies, Inc. and Kate Johnson.

99.1	Press release dated September 13, 2022, announcing the Chief Executive Officer transition.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Qwest Corporation and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

QWEST CORPORATION

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary
Dated: September 13, 2022